UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

May 4, 2020

CAPITALA FINANCE CORP.

(Exact name of registrant as specified in its charter)

Maryland	814-01022	90-0945675
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4201 Congress St., Suite 360

Charlotte, NC 28209

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (704) 376-5502

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	CPTA	NASDAQ Global Select Market
5.75% Convertible Notes due 2022	CPTAG	NASDAQ Capital Market
6.00% Notes due 2022	CPTAL	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition

On May 4, 2020, Capitala Finance Corp. (the “Company”) issued a press release announcing its financial results for the quarter ended March 31, 2020 (the “Earnings Release”), the text of which is attached hereto as Exhibit 99.1.

The information disclosed under this Item 2.02, including Exhibit 99.1 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be deemed incorporated by reference into any filing made under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

Item 5.07.	Submission of Matters to a Vote of Security Holders

The Company held its Annual Meeting of Shareholders (the “Meeting”) on April 30, 2020 and submitted two matters to the vote of the shareholders. A summary of the matters voted upon by shareholders is set forth below.

1. Shareholders elected one director of the Company, who will serve for a three-year term to expire at the 2023 Annual Meeting of Shareholders, based on the following votes:

Name	For	Withheld	Broker Non-Votes
R. Charles Moyer	7,188,356	1,575,517	-

2. Shareholders approved a proposal to authorize the Company to sell shares of its common stock at a price or prices below the Company’s then current net asset value per share in one or more offerings, in each case subject to the approval of its board of directors and compliance with the conditions set forth in the proxy statement pertaining thereto (including, without limitation, that the number of shares issued does not exceed 25% of the Company’s then outstanding common stock immediately prior to each such offering) based on the following votes:

	For	Against	Abstain	Broker Non-Votes
With Affiliates	7,090,344	1,448,162	225,355	-
% of Voted*	80.90%	16.52%	2.57%	-
Without Affiliates	5,948,132	1,448,162	225,355	-
% of Voted*	78.04%	19.00%	2.96%	-

* For purposes of this proposal, the affirmative vote of (1) a majority of the outstanding shares of common stock entitled to vote at the Meeting; and (2) a majority of the outstanding shares of common stock entitled to vote at the Meeting that are not held by affiliated persons of the Company was required to approve this proposal. For purposes of this proposal, the Investment Company Act of 1940, as amended, defines “a majority of the outstanding shares” as: (1) 67% or more of the voting securities present at the Meeting if the holders of more than 50% of the outstanding voting securities of such company are present or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Company, whichever is the less.

Item 7.01.	Regulation FD Disclosure

On May 4, 2020, the Company issued a press release, the text of which is attached as Exhibit 99.2. In addition, on May 4, 2020, the Company made available on its website, http://investor.CapitalaGroup.com, a supplemental investor presentation with respect to the Earnings Release.

The information disclosed under this Item 7.01, including Exhibit 99.2 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information provided herein shall not be deemed incorporated by reference into any filing made under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press release dated May 4, 2020
99.2	Press release dated May 4, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 4, 2020	CAPITALA FINANCE CORP.

	By:	/s/ Stephen A. Arnall
Stephen A. Arnall
Chief Financial Officer and Chief Operating Officer